                                                                    Exhibit 99.1




                                 ABS Term Sheet

MORGAN STANLEY                        [LOGO]                        May 29, 1998
Real Estate Debt Capital Markets
Mortgage/Asset Capital Markets

                                 CMBS NEW ISSUE
                             PRELIMINARY TERM SHEET
                   -----------------------------------------

                      EXPECTED PRICING DATE: JUNE [ ], 1998
                   -----------------------------------------

                                  $961,112,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                          AS MASTER SERVICER AND SELLER

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                                    AS SELLER

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF2

                   -----------------------------------------


   MORGAN STANLEY DEAN WITTER                        BEAR, STEARNS & CO. INC.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY

                                  $961,112,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF2

                                                    RATING                                     EXPECTED FINAL         INITIAL
                AMOUNT(1)       SUBORDINATION       (DCR/          AVERAGE       PRINCIPAL      DISTRIBUTION       PASS-THROUGH
  CLASS           ($MM)             LEVELS          FITCH)         LIFE(3)     WINDOW(3)(4)       DATE(3)           RATE(5) (6)
  -----    -----------------    -------------      -------         -------     ------------    --------------      --------------
   A-1     $  221,000,000           26.00%         AAA/AAA           5.42          1-113          11/15/07          [6.30]%

   A-2        564,882,000           26.00          AAA/AAA           9.72         113-119         05/15/08          [6.53]

    X       1,062,003,110(2)         ----          AAA/AAA           9.84          ----           04/15/23          [0.69](8)

    B          53,100,000           21.00           AA/AA            9.96         119-120         06/15/08          [6.63]

    C          47,790,000           16.50            A/A            10.00         120-120         06/15/08          [6.73]

    D          53,100,000           11.50          BBB/BBB          11.47         120-161         11/15/11        NWAC - [0.19%]

    E          21,240,000            9.50          BBB-/NR          14.30         161-175         01/15/13        NWAC - [0.05%]

   F(7)        21,240,000            7.50          BB+/BB+          14.78         175-179         05/15/13          [6.30]

   G(7)        23,896,000            5.25           BB/BB           15.95         179-213         03/15/16          [6.30]

   H(7)        10,620,000            4.25          BB-/BB-          18.47         213-230         08/15/17          [6.30]

   J(7)         7,965,000            3.50           B+/B+           19.40         230-233         11/15/17          [6.30]

   K(7)         7,965,000            2.75            B/B            19.42         233-234         12/15/17          [6.30]

   L(7)        15,930,000            1.25           NR/B-           20.45         234-268         10/15/20          [6.30]

   M(7)         5,310,000            0.75           NR/CCC          23.06         268-285         03/15/22          [6.30]

   N(7)         7,965,110            0.00           NR/NR           24.53         285-298         04/15/23          [6.30]


                                      T-1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY

                                  $961,112,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF2


Notes:   (1)      In the case of each such Class, subject to a permitted
                  variance of plus or minus 5%.

         (2) Class X Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time.

         (3)      Based on Maturity Assumptions described in the Prospectus
                  Supplement.

         (4) Principal Window is the period (expressed in terms of months and commencing with the month of the first Distribution Date) during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Maturity Assumptions.

         (5) Other than the Class X, Class D and Class E Certificates, each Class of Certificates will accrue interest generally at a fixed rate of interest except in limited circumstances as described in the Prospectus Supplement.

         (6) The pass-through rates shown are only for indicative purposes. The final pass-through rates will be determined at pricing.

         (7)      To be offered privately.

         (8) The Class X Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time. The Pass-Through Rate on the Class X Certificates on each Distribution Date will equal, in general, the weighted average of the Class X Strip Rates for the respective Principal Balance Certificates for such Distribution Date. The Class X Strip Rate in respect of any Class of Principal Balance Certificates will, in general, equal the excess, if any, of the Weighted Average Net Mortgage Rate over the pass-through rate applicable to such Class of Principal Balance Certificates.


                                      T-2

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY

                                  $961,112,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF2


I.  ISSUE CHARACTERISTICS

Issue Type:              Public:  Class X, A-1, A-2, B, C, D and E

                         Private (Rule 144A): Class F, G, H, J, K, L, M and N

Securities Offered:      $961,112,000 monthly pay, multi-class sequential pay
                         commercial mortgage REMIC Pass-Through Certificates, including four fixed-rate principal and interest classes (A-1, A-2, B and C), two weighted average coupon principal and interest classes (D and E) and one variable rate interest only class (X).

Collateral:              The collateral consists of a $1,062,003,110 pool of
                         fixed-rate commercial and multifamily Mortgage Loans

Sellers: Wells Fargo Bank, National Association and Morgan Stanley Mortgage Capital Inc.

Lead Manager:            Morgan Stanley & Co. Incorporated

Co-Manager:              Bear, Stearns & Co. Inc. (Investment grade Classes
                         only)

Master Servicer:         Wells Fargo Bank, National Association

Special Servicer:        CRIIMI MAE Services Limited Partnership

Trustee:                 Norwest Bank Minnesota, National Association

Expected Pricing Date:   On or about June [  ], 1998

Expected Closing Date:   On or about June [  ], 1998

Distribution Dates:      The 15th of each month, commencing July 15, 1998

Minimum Denominations:   $5,000 for Class A Certificates; $50,000 for all other
                         Certificates (other than the Class R Certificates)

Settlement Terms:        DTC, Euroclear and Cedel, same day funds, with accrued
                         interest

Legal/Regulatory         Status: Class A-1, A-2 and X Certificates are expected
                         to be eligible for exemptive relief under ERISA. No
                         Class of Certificates is SMMEA eligible.

Risk Factors:            THE CERTIFICATES INVOLVE A DEGREE OF RISK AND MAY NOT
                         BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK FACTORS
                         AND OTHER SPECIAL CONSIDERATIONS" SECTION OF THE
                         PROSPECTUS SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                         THE PROSPECTUS.


                                      T-3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY

                                  $961,112,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF2


II. STRUCTURE CHARACTERISTICS

The Certificates (other than the Class X, D, E and R Certificates) are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class D and E Certificates are weighted average coupon REMIC Pass-Through Certificates. The Class X Certificates are variable rate interest only REMIC Pass-Through Certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.


                                  [BAR GRAPH]



                                      T-4

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY

                                  $961,112,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF2


Interest Distributions:  Each Class of Certificates (other than the Class R
                         Certificates) will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate Balance or Notional Amount of such Class, as applicable.

Pass-Through Rates:      Class A-1:         [6.30]%
                         Class A-2:         [6.53]%
                         Class B:           [6.63]%
                         Class C:           [6.73]%
                         Class D:           NWAC - [0.19]%
                         Class E:           NWAC - [0.05]%
                         Class F:           [6.30]%
                         Class G:           [6.30]%
                         Class H:           [6.30]%
                         Class J:           [6.30]%
                         Class K:           [6.30]%
                         Class L:           [6.30]%
                         Class M:           [6.30]%
                         Class N:           [6.30]%
                         Class X:           See footnote 8 on page T-1.

                         The Pass-Through Rate for each class of Principal Balance Certificates for any Distribution Date will not exceed the Weighted Average Net Mortgage Rate ("NWAC") for such Distribution Date.

Principal Distributions: Principal will be distributed on each Distribution Date to the most senior Class (i.e., the Class with the earliest alphabetical/numerical Class designation) of the Principal Balance Certificates outstanding, until its Certificate Balance is reduced to zero (sequential order). If, due to losses, the Certificate Balances of the Class B through Class N Certificates are reduced to zero or Appraisal Reductions exceed the aggregate Certificate Balance of the Subordinate Certificates, payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

Prepayment Premium       Prepayment Premiums (to the extent received) will be
Allocation:              allocated among the Class X Certificates and the
                         Principal Balance Certificates (other than Classes F,
                         G, H, J, K, L, M and N) entitled to distributions in respect of principal on any Distribution Date, as described in the Prospectus Supplement under "DESCRIPTION OF THE CERTIFICATES - Distributions of
                         Prepayment Premiums."

Credit Enhancement:      Each Class of Certificates (other than Classes A-1, A-2
                         and X) will be subordinate to all other Classes with an earlier alphabetical Class designation.


                                      T-5

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY

                                  $961,112,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF2





Advancing:                        The Master Servicer and the Trustee (in that
                                  order) will each be obligated to make P&I
                                  Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.

Realized Losses and Expense       Realized Losses and Expense Losses, if any,
Losses:                           will be allocated to the Class N, Class M,
                                  Class L, Class K, Class J, Class H, Class G,
                                  Class F, Class E, Class D, Class C and Class B
                                  Certificates, in that order, and then to Classes A-1 and A-2 and, with respect to losses allocated to interest, Class X
                                  Certificates, pro rata, in each case reducing amounts payable thereto. Any interest shortfall of any Class of Certificates will result in unpaid interest for such Class which, together with interest thereon compounded monthly at one-twelfth the applicable Pass-Through Rate for such Class, will be payable in subsequent periods, subject to available funds.

Prepayment Interest Shortfalls:   For any Distribution Date, any Net Aggregate
                                  Prepayment Interest Shortfall not offset by the Servicing Fee (less the amount payable to Sub-Servicers for such Distribution Date), will generally be allocated pro rata to each Class of Certificates in proportion to its entitlement to interest.

Appraisal Reductions:             An appraisal reduction generally will be
                                  created in the amount, if any, by which the Principal Balance of a Specially Serviced
                                  Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged
                                  Property. The Appraisal Reduction Amount will reduce proportionately the amount of P&I
                                  Advances for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificate outstanding.

                                  An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed of.

Operating Adviser:                The Operating Adviser, which may be appointed
                                  by the Controlling Class, will have the right to advise the Special Servicer with respect to certain actions regarding Specially Serviced
                                  Mortgage Loans. Examples include the right to make certain modifications, foreclose, sell, bring an REO Property into environmental compliance or accept substitute or additional collateral.

Controlling Class:                The Controlling Class will generally be the
                                  most subordinate Class of Certificates
                                  outstanding at any time or, if the Certificate
                                  Balance of such Class is less than 50% (or for Class N, 20%) of the initial Certificate
                                  Balance of such Class, the next most
                                  subordinate Class of Principal Balance
                                  Certificates.


                                      T-6

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY

                                  $961,112,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF2


Special Servicer:                 In general, the Special Servicer has the right
                                  to modify the terms of a Specially Serviced
                                  Mortgage Loan if it determines that such modification would increase the net present value of the proceeds to the Trust, provided that the Special Servicer generally may not extend the maturity date of a Mortgage Loan beyond two years prior to the Final Rated
                                  Distribution Date, grant more than three one-year extensions of the maturity date of a Mortgage Loan which has a below market rate, reduce the Mortgage Rate to a rate below the market rate or defer interest due in excess of 10% of the Scheduled Principal Balance of such Mortgage Loan.

Optional Termination:             The Depositor, then the Master Servicer, then
                                  the Special Servicer and then the holder of a majority of the R-I Certificates will have the option to purchase, in whole but not in part, the remaining assets of the Trust on or after the Distribution Date on which the aggregate
                                  Certificate Balance of all Classes of
                                  Certificates then outstanding is less than or equal to 1% of the Initial Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate Scheduled
                                  Principal Balance of the Mortgage Loans, plus accrued and unpaid interest and unreimbursed
                                  Advances.

Reports to Certificateholders:    The Trustee will prepare and deliver monthly
                                  Certificateholder Reports. The Special
                                  Servicer will prepare and deliver to the Trustee a monthly Special Servicer Report summarizing the status of each Specially
                                  Serviced Mortgage Loan. The Master Servicer and the Special Servicer will prepare and deliver to the Trustee an annual report setting forth, among other things, the debt service coverage ratios for each Mortgage
                                  Loan, as available. Each of the reports will be available to the Certificateholders. A report containing information regarding the
                                  Mortgage Loans will be available
                                  electronically.


                                      T-7

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY

                                  $961,112,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF2



III. ORIGINATORS          Wells Fargo

                          The Mortgage Pool includes 152 Mortgage Loans, representing approximately 59.2% of the Initial Pool Balance, originated by Wells Fargo, National Association ("Wells Fargo").

                          Founded in 1852, Wells Fargo & Company is the holding company for Wells Fargo. Wells Fargo provides a full range of banking services to individual, agri-business, real estate, commercial and small business customers.

                          For the year ended December 31, 1997 and for the year ended December 31, 1996, Wells Fargo & Company reported, on a consolidated basis, net income of $1,155MM and $1,071MM, respectively.

                          As of December 31, 1997 and as of December 31, 1996 Wells Fargo & Company reported, on a consolidated basis, total assets of $97.5Bn and $108.9Bn, respectively and total capital (Tier 1 & 2) of $9.2Bn and $10.0Bn, respectively.

                          As of December 31, 1997 Wells Fargo and its subsidiaries serviced a portfolio of multifamily and commercial mortgage loans totaling approximately $15.2Bn, of which $3.0Bn was for third parties.

                          The Loans originated by Wells Fargo were originated through Wells Fargo's Capital Markets Group ("Capital Markets Group"). The Capital Markets Group maintains loan production offices in six metropolitan areas in California and nine other cities nationwide. The group is staffed with approximately 20 originators and approximately 20 underwriters and is supported by Wells Fargo's Appraisal and Real Estate Technical Services (RETECHS) personnel.

                          Commercial and multifamily mortgage loans originated for securitization by Wells Fargo and its subsidiaries are generally serviced by Wells Fargo. Wells Fargo has been approved as a master and special servicer by all four rating agencies. Wells Fargo has completed three previous conduit securitizations.

                          Morgan Stanley Mortgage Capital Inc.

                          The Mortgage Pool includes 74 Mortgage Loans, representing approximately 40.8% of the Initial Pool Balance, either acquired or originated by or on behalf of Morgan Stanley Mortgage Capital Inc. ("MSMC"). MSMC is a subsidiary of Morgan Stanley & Co. Incorporated that was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.


                                      T-8

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY

                                  $961,112,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF2





IV. COLLATERAL DESCRIPTION

Summary: The Mortgage Pool consists of a $1,062,003,110 pool of 226 fixed-rate, first lien, mortgage loans secured by first liens on commercial and multifamily properties located throughout 32 states and the District of Columbia. As of the Cut-Off Date, the Mortgage Loans have a weighted average mortgage rate of 7.259% and a weighted average remaining term to maturity of 137 months. See the Appendices to the Prospectus Supplement for more detailed collateral information.


                                      T-9

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY

                                  $961,112,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF2













                                      T-10

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY

                                  $961,112,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-WF2





SELLER

                             NO.               CURRENT
                             OF               PRINCIPAL
                            LOANS              BALANCE                   %
--------------             -------          -------------             ------
 Wells Fargo                 152              629,008,512              59.23
 Morgan Stanley               74              432,994,598              40.77
                             ---            -------------             ------
 TOTAL:                      226            1,062,003,110             100.00
                             ---            -------------             ------


CUT-OFF DATE BALANCES ($)

                                        NO.          CURRENT
                                        OF          PRINCIPAL
                                       LOANS         BALANCE               %
                                       -----      -------------          ------
less than or
equal to 1MM                             17          14,490,058            1.36
 1MM -  2MM                              55          84,941,832            8.00
 2MM -  3MM                              39          94,882,063            8.93
 3MM -  4MM                              36         127,558,369           12.01
 4MM -  5MM                              30         134,053,605           12.62
 5MM -  6MM                              11          60,058,111            5.66
 6MM -  7MM                               3          20,067,624            1.89
 7MM -  8MM                               5          38,157,105            3.59
 8MM -  9MM                               8          69,003,875            6.50
 9MM - 10MM                               2          18,467,421            1.74
 10MM - greater than or
          equal to                       20         400,323,046           37.70
                                        ---       -------------          ------
 TOTAL:                                 226       1,062,003,110          100.00
                                        ---       -------------          ------

 Min:  543,018      Max:  51,891,079     Average:  4,699,129

STATES

                                        NO.          CURRENT
                                        OF          PRINCIPAL
                                       LOANS         BALANCE               %
                                       -----      -------------          ------
 California                              99         393,937,735           37.09
 Colorado                                11          76,140,032            7.17
 New Jersey                               3          58,145,852            5.48
 Florida                                 15          57,975,271            5.46
 D.C                                      1          51,891,079            4.89
 Other                                   97         423,913,141           39.92
                                        ---       -------------          ------
 TOTAL:                                 226       1,062,003,110          100.00
                                        ---       -------------          ------

PROPERTY TYPE

                                        NO.          CURRENT
                                        OF          PRINCIPAL
                                       LOANS         BALANCE               %
                                       -----      -------------          ------
 Retail                                  60         276,822,001           26.07
 Multifamily                             61         274,904,331           25.89
 Office                                  25         188,135,629           17.72
 Hospitality                             20         125,573,430           11.82
 Industrial                              37          97,485,000            9.18
 Self Storage                            13          48,490,255            4.57
 Mobile Home                              8          27,907,616            2.63
 Other                                    2          22,684,848            2.14
                                        ---       -------------          ------
 TOTAL:                                 226       1,062,003,110          100.00
                                        ---       -------------          ------

MORTGAGE RATES (%)

                                        NO.          CURRENT
                                        OF          PRINCIPAL
                                       LOANS         BALANCE               %
                                       -----      -------------          ------
 6.001 - 7.000                           64         300,506,311           28.30
 7.001 - 8.000                          154         706,039,068           66.48
 8.001 - 9.000                            8          55,457,731            5.22
                                        ---       -------------          ------
 TOTAL:                                 226       1,062,003,110          100.00
                                        ---       -------------          ------

 Min:  6.540              Max:  8.350              WAC:  7.259


ORIGINAL TERMS TO STATED MATURITY (MOS)

                                        NO.          CURRENT
                                        OF          PRINCIPAL
                                       LOANS         BALANCE               %
                                       -----      -------------          ------
 less than or
 equal to 84                              7          39,079,637            3.68
 85  - 120                              177         801,529,876           75.47
 121 - 144                                2          21,802,092            2.05
 145 - 180                               24          77,691,215            7.32
 181 - 240                               15          70,009,212            6.59
 241 - 300                                1          51,891,079            4.89
                                        ---       -------------          ------
 TOTAL:                                 226       1,062,003,110          100.00
                                        ---       -------------          ------

 Min:  59                 Max:  300                Wtd Avg:  140

REMAINING TERMS TO STATED MATURITY (MOS)

                                        NO.          CURRENT
                                        OF          PRINCIPAL
                                       LOANS         BALANCE               %
                                       -----      -------------          ------
 less than or
equal to 60                               5          29,231,118            2.75
 61 - 84                                  2           9,848,519            0.93
 85 - 120                               177         801,529,876           75.47
 121 - 180                               26          99,493,306            9.37
 181 - 240                               15          70,009,212            6.59
 241 - 300                                1          51,891,079            4.89
                                        ---       -------------          ------
 TOTAL:                                 226       1,062,003,110          100.00
                                        ---       -------------          ------

 Min:  55                 Max:  298                Wtd Avg:  137

BALLOON LOANS

                                        NO.          CURRENT
                                        OF          PRINCIPAL
                                       LOANS         BALANCE               %
                                       -----      -------------          ------
 Yes                                    201         944,724,296           88.96
 No                                      25         117,278,815           11.04
                                        ---       -------------          ------
 TOTAL:                                 226       1,062,003,110          100.00
                                        ---       -------------          ------

DEBT SERVICE COVERAGE RATIOS (X)

                                        NO.          CURRENT
                                        OF          PRINCIPAL
                                       LOANS         BALANCE               %
                                       -----      -------------          ------
 1.00 - 1.14                              2           2,989,723            0.28
 1.15 - 1.24                             12          56,710,239            5.34
 1.25 - 1.34                             24         202,168,383           19.04
 1.35 - 1.49                             75         367,566,465           34.61
 1.50 - 1.74                             56         211,868,927           19.95
 1.75 - 1.99                             30         107,559,271           10.13
 2.00 greater than
   or equal to                           27         113,140,102           10.65
                                        ---       -------------          ------
 TOTAL:                                 226       1,062,003,110          100.00
                                        ---       -------------          ------

 Min:  1.06               Max:  5.25               Wtd Avg:  1.57

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

                                        NO.          CURRENT
                                        OF          PRINCIPAL
                                       LOANS         BALANCE               %
                                       -----      -------------          ------
 20.1 - 30.0                              3          21,731,520            2.05
 30.1 - 40.0                              5          11,507,116            1.08
 40.1 - 50.0                             19          45,686,258            4.30
 50.1 - 60.0                             37         151,142,826           14.23
 60.1 - 70.0                             85         381,596,176           35.93
 70.1 - 80.0                             73         439,670,072           41.40
 80.1 - 90.0                              4          10,669,142            1.00
                                        ---       -------------          ------
 TOTAL:                                 226       1,062,003,110          100.00
                                        ---       -------------          ------

 Min:  20.1               Max:  85.8               Wtd Avg:  66.6

 BALLOON LOAN-TO-VALUE RATIOS (%)

                                        NO.          CURRENT
                                        OF          PRINCIPAL
                                       LOANS         BALANCE               %
                                       -----      -------------          ------
 0.0                                     17          35,402,205            3.33
 0.1 - 10.0                               8          81,876,609            7.71
 10.1 - 20.0                              3           5,271,012            0.50
 20.1 - 30.0                              5          21,861,292            2.06
 30.1 - 40.0                             18          68,201,567            6.42
 40.1 - 50.0                             44         168,846,330           15.90
 50.1 - 60.0                             69         284,774,443           26.81
 60.1 - 70.0                             55         363,624,310           34.24
 70.1 - 80.0                              7          32,145,342            3.03
                                        ---       -------------          ------
 TOTAL:                                 226       1,062,003,110          100.00
                                        ---       -------------          ------

  Min:  0.0               Max:  75.5               Wtd Avg:  49.5